Vanguard Funds

Supplement to the Statement of Additional Information

Trustees Added to Vanguard Funds’ Boards of Trustees

The boards of trustees of the Vanguard funds have added Mark Loughridge and Scott C. Malpass as trustees, effective March 22, 2012. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Mr. Loughridge’s and Mr. Malpass’s principal occupations, outside directorships during the past five years, and other experience are as follows:

Mr. Loughridge has served as Senior Vice President and Chief Financial Officer at IBM (information technology services) since 2004. Mr. Loughridge also serves as a fiduciary member of IBM’s Retirement Plan Committee. Previous positions held by Mr. Loughridge since joining IBM in 1977 include Senior Vice President and General Manager of Global Financing (2002–2004), Vice President and Controller (1998–2002), and a variety of management roles.

Mr. Malpass has served as Chief Investment Officer since 1989 and Vice President since 1996 at the University of Notre Dame. Mr. Malpass serves as an Assistant Professor of Finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) Investment Committee. Mr. Malpass also serves on the board of TIFF Advisory Services, Inc. (investment advisor); as a director of Venture Lending & Leasing, L.P. and Western Technology Investment (private business development companies); and as a member of the investment advisory committees of the Financial Industry Regulatory Authority (FINRA) and of Major League Baseball.

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